EXHIBIT 24.01

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                    /s/ C. Michael Armstrong
                                    Chairman and Chief Executive Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Marilyn J. Wasser as attorney for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ Charles Noski
                                            Senior Executive Vice President
                                            and Chief Financial Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                         /s/ Nicholas S. Cyprus
                                         Controller and Chief Accounting Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ Kenneth T. Derr
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below her signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                      /s/ M. Kathryn Eickhoff
                                      Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                        /s/ Walter Y. Elisha
                                        Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ George M.C. Fisher
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ Donald V. Fites
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ Amos B. Hostetter, Jr.
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ Ralph S. Larsen
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ John C. Malone
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ Donald F. McHenry
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ Louis A. Simpson
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ Michael I. Sovern
                                            Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                             /s/ Sanford I. Weill
                                             Director

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T Wireless Group common stock; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

     WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 2000.


                                            /s/ John D. Zeglis
                                            Director